SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 10, 2003


                            Group 1 Automotive, Inc.
             (Exact name of Registrant as specified in its charter)







          Delaware                       1-13461                  76-0506313
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)




                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

Item 9.  Regulation FD Disclosure

         On July 10, 2003, Group 1 Automotive, Inc., a Delaware corporation, announced plans to conduct a conference call following the release of financial results for the second quarter ended June 30, 2003. The text of the press release is set forth below:


       Group 1 Automotive Announces Webcast of 2003 Second-Quarter Results

     HOUSTON--(BUSINESS WIRE)--July 10, 2003--Group 1 Automotive, Inc. (NYSE:GPI), a Fortune 500 specialty retailer, today announced it plans to conduct a conference call following the release of financial results for the second quarter ended June 30, 2003. B.B. Hollingsworth Jr., Group 1's chairman, president and chief executive officer, and Scott L. Thompson, executive vice president, chief financial officer and treasurer, will host the conference call on Thursday, July 31, 2003, at 11 a.m. Eastern Daylight Time following the release of the company's financial results prior to the market open.
     The conference call will be simulcast live on the Internet and can be accessed by logging onto www.vcall.com, or www.group1auto.com. A replay will be available at these sites for 30 days.
     A telephonic replay will be available following the call through August 31, 2003 by dialing: 800-405-2236 (domestic) or 303-590-3000 (international), passcode: 544024#.

     About Group 1 Automotive, Inc.

     Group 1 owns 73 automotive dealerships comprised of 114 franchises, 29 brands, and 25 collision service centers located in California, Colorado, Florida, Georgia, Louisiana, Massachusetts, New Mexico, Oklahoma and Texas. Through its dealerships and Internet sites, the Company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.

     Group 1 Automotive can be reached on the Internet at www.group1auto.com

     CONTACT: At Group 1:
              B.B. Hollingsworth, Jr., 713-647-5700
              or
              Scott L. Thompson, 713-647-5700
              or
              Kim Paper, 713-647-5700
              or
              At Fleishman-Hillard:
              Russell A. Johnson, 713-513-9515

     In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            Group 1 Automotive, Inc.



__July_10,_2003__                   By:_/s/_Scott_L._Thompson___________________
      Date                          Scott L. Thompson, Executive Vice President,
                                    Chief Financial Officer and Treasurer